Exhibit 99.1
PRESS RELEASE
FTAI Infrastructure Inc. Reports Third Quarter 2023 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, October 26, 2023 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the third quarter 2023. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.
Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q3’23
Net Loss Attributable to Stockholders	$(56,101)
Basic and Diluted Loss per Share of Common Stock	$(0.55)
Adjusted EBITDA(1)	$24,655
Adjusted EBITDA - Four core segments (1)(2)	$32,208

(1)	For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)	Excludes Sustainability and Energy Transition and Corporate and Other segments.

Third Quarter 2023 Dividends

On October 26, 2023, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended September 30, 2023, payable on November 16, 2023 to the holders of record on November 9, 2023.

Business Highlights

•  Generated $32.2 million of Adjusted EBITDA(1) from our four core segments.

•  Transtar’s new third-party business opportunities (railcar repair, transloading) are expected to commence in coming months and provide strong momentum for 2024.

•  Jefferson Terminal executed multiple contracts during Q3 with potential to generate meaningful Adjusted EBITDA once operational(3); a portion of these contracts have already commenced and will contribute to Q4.

•  Repauno expects to enter into a Phase 2 anchor contract in Q4(3).

(3) Please see “Disclaimers” at the beginning of the exhibit.

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website.

Conference Call

In addition, management will host a conference call on Friday, October 27, 2023 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register.vevent.com/register/BI6e621deb011b47878a498f0f2acd7c65. Once registered, participants will receive a dial-in and unique pin to access the call.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at https://www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A replay of the conference call will be available after 11:30 A.M. on Friday, October 27, 2023 through 11:30 A.M. on Friday, November 3, 2023 on https://ir.fipinc.com/news-events/presentations.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Infrastructure Inc.

FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Transtar’s expected commencement of new third-party business opportunities with strong momentum for 2024, Jefferson Terminal’s ability to generate meaningful Adjusted EBITDA once new contracts commence and are operational and whether Repauno will enter into a Phase 2 anchor contract in Q4 or at all.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues
Total revenues	$80,706	$78,559	$239,032	$190,575

Expenses
Operating expenses	68,416	60,934	196,353	148,231
General and administrative	2,485	3,208	9,388	8,136
Acquisition and transaction expenses	649	2,754	1,554	15,862
Management fees and incentive allocation to affiliate	3,238	2,659	9,304	9,885
Depreciation and amortization	20,150	18,136	60,577	52,451
Asset impairment	—	—	743	—
Total expenses	94,938	87,691	277,919	234,565

Other income (expense)
Equity in losses of unconsolidated entities	(9,914)	(12,080)	(7,173)	(47,982)
(Loss) gain on sale of assets, net	(263)	(134)	260	(134)
Loss on extinguishment of debt	(2,020)	—	(2,020)	—
Interest expense	(25,999)	(19,161)	(73,431)	(32,106)
Other income (expense)	2,387	(1,132)	3,978	(2,144)
Total other expense	(35,809)	(32,507)	(78,386)	(82,366)
Loss before income taxes	(50,041)	(41,639)	(117,273)	(126,356)
Provision for income taxes	8	1,555	2,560	5,086
Net loss	(50,049)	(43,194)	(119,833)	(131,442)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(9,932)	(8,381)	(30,101)	(24,327)
Less: Dividends and accretion on redeemable preferred stock	15,984	9,263	45,811	9,263
Net loss attributable to stockholders/Former Parent	$(56,101)	$(44,076)	$(135,543)	$(116,378)

Loss per share:
Basic	$(0.55)	$(0.43)	$(1.32)	$(1.13)
Diluted	$(0.55)	$(0.43)	$(1.32)	$(1.13)
Weighted average shares outstanding:
Basic	102,820,651	102,730,033	102,800,818	102,730,033
Diluted	102,820,651	102,730,033	102,800,818	102,730,033

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$24,447	$36,486
Restricted cash	53,477	113,156
Accounts receivable, net	64,693	60,807
Other current assets	37,340	67,355
Total current assets	179,957	277,804
Leasing equipment, net	33,965	34,907
Operating lease right-of-use assets, net	68,462	71,015
Property, plant, and equipment, net	1,664,361	1,673,808
Investments	70,143	73,589
Intangible assets, net	54,517	60,195
Goodwill	275,367	260,252
Other assets	38,363	26,829
Total assets	$2,385,135	$2,478,399

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$135,820	$136,048
Current debt, net	—	—
Operating lease liabilities	6,931	7,045
Other current liabilities	19,658	16,488
Total current liabilities	162,409	159,581
Debt, net	1,318,481	1,230,157
Operating lease liabilities	61,302	63,147
Other liabilities	62,088	236,130
Total liabilities	1,604,280	1,689,015

Commitments and contingencies	—	—

Redeemable preferred stock ($0.01 par value per share; 200,000,000 shares authorized; 300,000 shares issued and outstanding as of September 30, 2023 and December 31, 2022; redemption amount of $448.2 million at September 30, 2023 and December 31, 2022)	310,401	264,590

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 99,490,386 and 99,445,074 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively)	994	994
Additional paid in capital	862,675	911,599
Accumulated deficit	(150,569)	(60,837)
Accumulated other comprehensive loss	(179,234)	(300,133)
Stockholders' equity	533,866	551,623
Non-controlling interest in equity of consolidated subsidiaries	(63,412)	(26,829)
Total equity	470,454	524,794
Total liabilities, redeemable preferred stock and equity	$2,385,135	$2,478,399

FTAI INFRASTRUCTURE INC.
CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(119,833)	$(131,442)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in losses of unconsolidated entities	7,173	47,982
(Gain) loss on sale of assets, net	(260)	134
Loss on extinguishment of debt	2,020	—
Equity-based compensation	5,814	3,042
Depreciation and amortization	60,577	52,451
Asset impairment	743	—
Change in deferred income taxes	2,148	4,851
Change in fair value of non-hedge derivative	1,125	(1,058)
Amortization of deferred financing costs	4,910	2,950
Amortization of bond discount	3,472	—
Provision for credit losses	1,661	418
Other	—	899
Change in:
Accounts receivable	(5,547)	(20,476)
Other assets	17,387	(17,632)
Accounts payable and accrued liabilities	4,204	23,199
Management fees payable to affiliate	10,926	2,381
Other liabilities	1,266	(5,390)
Net cash used in operating activities	(2,214)	(37,691)

Cash flows from investing activities:
Investment in unconsolidated entities	(6,070)	(4,481)
Investment in convertible promissory notes	(51,044)	(20,000)
Acquisition of business, net of cash acquired	(4,448)	(3,819)
Acquisition of property, plant and equipment	(78,712)	(172,226)
Proceeds from sale of leasing equipment	116	—
Proceeds from sale of property, plant and equipment	1,148	5,656
Net cash used in investing activities	(139,010)	(194,870)

Cash flows from financing activities:
Proceeds from debt	162,100	482,375
Repayment of debt	(75,131)	—
Payment of deferred financing costs	(6,472)	(12,803)
Proceeds from issuance of redeemable preferred stock	—	291,000
Redeemable preferred stock issuance costs	—	(16,418)
Cash dividends - common stock	(9,254)	—
Capital contribution from non-controlling interests	—	732
Net transfers to Former Parent, net	—	(617,322)
Settlement of equity-based compensation	(90)	(148)
Distributions to non-controlling interests	(1,647)	—
Distribution to Manager	—	(79)
Net cash provided by financing activities	69,506	127,337

Net decrease in cash and cash equivalents and restricted cash	(71,718)	(105,224)
Cash and cash equivalents and restricted cash, beginning of period	149,642	301,855
Cash and cash equivalents and restricted cash, end of period	$77,924	$196,631

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.
Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to shareholders or Former Parent, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion expense related to redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net loss attributable to stockholders or Former Parent to Adjusted EBITDA for the three and nine months ended September 30, 2023 and 2022:

	Three Months Ended September 30,			Nine Months Ended September 30,
(in thousands)	2023	2022	Change	2023	2022	Change
Net loss attributable to stockholders/Former Parent	$(56,101)	$(44,076)	$(12,025)	$(135,543)	$(116,378)	$(19,165)
Add: Provision for income taxes	8	1,555	(1,547)	2,560	5,086	(2,526)
Add: Equity-based compensation expense	4,277	1,377	2,900	5,814	3,042	2,772
Add: Acquisition and transaction expenses	649	2,754	(2,105)	1,554	15,862	(14,308)
Add: Losses on the modification or extinguishment of debt and capital lease obligations	2,020	—	2,020	2,020	—	2,020
Add: Changes in fair value of non-hedge derivative instruments	—	(310)	310	1,125	(1,058)	2,183
Add: Asset impairment charges	—	—	—	743	—	743
Add: Incentive allocations	—	—	—	—	—	—
Add: Depreciation & amortization expense	20,150	18,136	2,014	60,577	52,451	8,126
Add: Interest expense	25,999	19,161	6,838	73,431	32,106	41,325
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (1)	5,554	9,770	(4,216)	20,630	22,002	(1,372)
Add: Dividends and accretion on redeemable preferred stock	15,984	9,263	6,721	45,811	9,263	36,548
Add: Interest and other costs on pension and OPEB liabilities	480	896	(416)	1,440	896	544
Add: Other non-recurring items (2)	1,131	—	1,131	2,470	—	2,470
Less: Equity in losses of unconsolidated entities	9,914	12,080	(2,166)	7,173	47,982	(40,809)
Less: Non-controlling share of Adjusted EBITDA (3)	(5,410)	(4,502)	(908)	(15,577)	(12,034)	(3,543)
Adjusted EBITDA (non-GAAP)	$24,655	$26,104	$(1,449)	$74,228	$59,220	$15,008

(1)
Includes the following items for the three months ended September 30, 2023 and 2022: (i) net loss of $(9,941) and $(12,177), (ii) interest expense of $8,830 and $7,551, (iii) depreciation and amortization expense of $6,965 and $7,883, (iv) acquisition and transaction expenses of $50 and $(16), (v) changes in fair value of non-hedge derivative instruments of $(352) and $6,432, (vi) equity-based compensation of $2 and $95 and (vii) asset impairment of $— and $2, respectively. Includes the following items for the nine months ended September 30, 2023 and 2022: (i) net loss of $(7,283) and $(48,184), (ii) interest expense of $25,166 and $20,809, (iii) depreciation and amortization expense of $20,598 and $20,516, (iv) acquisition and transaction expenses of $307 and $375, (v) changes in fair value of non-hedge derivative instruments of $(18,162) and $28,164, (vi) equity-based compensation of $4 and $288 and (vii) asset impairment of $— and $34, respectively.

(2)
Includes the following items for the three months ended September 30, 2023: certain non-cash expenses related to cancellation of RSUs of $1,131. Includes the following items for the nine months ended September 30, 2023: certain non-cash expenses related to cancellation of RSUs and Railroad severance expense of $2,470.

(3)
Includes the following items for the three months ended September 30, 2023 and 2022: (i) equity-based compensation of $718 and $102, (ii) (benefit from) provision for income taxes of $(19) and $464, (iii) interest expense of $1,821 and $1,326, (iv) depreciation and amortization expense of $2,870 and $2,507, (v) changes in fair value of non-hedge derivative instruments of $— and $(15), (vi) acquisition and transaction expense of $19 and $117 and (vii) interest and other costs on pension and OPEB liabilities of $1 and $1, respectively. Includes the following items for the nine months ended September 30, 2023 and 2022: (i) equity-based compensation of $904 and $352, (ii) provision for income taxes of $69 and $494, (iii) interest expense of $5,558 and $4,029, (iv) depreciation and amortization expense of $8,950 and $7,091, (v) changes in fair value of non-hedge derivative instruments of $61 and $(50), (vi) other non-recurring items of $3 and $—, (vii) acquisition and transaction expense of $27 and $117, (viii) interest and other costs on pension and OPEB liabilities of $3 and $1 and (ix) asset impairment of $2 and $—, respectively.

The following table sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for our four core segments for the three months ended September 30, 2023:

	Three Months Ended September 30, 2023
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders/Former Parent	$10,620	$(12,017)	$(4,946)	$(6,301)	$(12,644)
Add: Provision for (benefit from) income taxes	524	(126)	103	—	501
Add: Equity-based compensation expense	262	2,932	1,083	—	4,277
Add: Acquisition and transaction expenses	186	80	—	—	266
Add: Losses on the modification or extinguishment of debt and capital lease obligations	937	—	—	—	937
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—
Add: Asset impairment charges	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation and amortization expense	4,362	12,643	2,390	—	19,395
Add: Interest expense	82	8,280	642	—	9,004
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (1)	—	—	—	7,214	7,214
Add: Dividends and accretion on redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	480	—	—	—	480
Add: Other non-recurring items (2)	—	1,131	—	—	1,131
Less: Equity in earnings of unconsolidated entities	—	—	—	7,057	7,057
Less: Non-controlling share of Adjusted EBITDA (3)	(19)	(5,160)	(231)	—	(5,410)
Adjusted EBITDA	$17,434	$7,763	$(959)	$7,970	$32,208

(1)	Power and Gas:

Includes the following items for the three months ended September 30, 2023: (i) net loss of $(7,057), (ii) interest expense of $7,932, (iii) depreciation and amortization expense of $6,639, (iv) acquisition and transaction expenses of $50, (v) changes in fair value of non-hedge derivative instruments of $(352) and (vi) equity-based compensation of $2.

(2)	Jefferson Terminal:

Includes the following items for the three months ended September 30, 2023: certain non-cash expenses related to cancellation of RSUs of $1,131.

(3)	Railroad:

Includes the following items for the three months ended September 30, 2023: (i) equity-based compensation of $1, (ii) provision for income taxes of $3, (iii) depreciation and amortization expense of $13, (iv) interest and other costs on pension and OPEB liabilities of $1 and (v) acquisition and transaction expense of $1.

Jefferson Terminal:

Includes the following items for the three months ended September 30, 2023: (i) equity-based compensation of $658, (ii) benefit from income taxes of $(30), (iii) interest expense of $1,786, (iv) depreciation and amortization expense of $2,728 and (v) acquisition and transaction expense of $18.

Repauno:

Includes the following items for the three months ended September 30, 2023: (i) equity-based compensation of $59, (ii) interest expense of $35, (iii) depreciation and amortization expense of $129 and (iv) provision for income taxes of $8.